Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

MEREDITH CORPORATION,

KED MDP INVESTMENTS, LLC

AND

THE OTHER HOLDERS PARTY HERETO

Dated as of January 31, 2018

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TABLE OF CONTENTS

(continued)

		Page

ARTICLE III	Definitions	20

Section 3.1	Certain Definitions	20

Section 3.2	Terms Defined Elsewhere in this Agreement	22

Section 3.3	Construction	22

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REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of January 31, 2018, is made by and among KED MDP Investments, LLC, a Delaware limited liability company (“Purchaser”), each other Person that is the permitted holder of record of at least one Share, the Warrant, the Option or any of the Class A Common Stock issued upon the exercise of any Share, the Warrant (or any substitute warrant issued pursuant thereto) or the Option (or any substitute option issued pursuant thereto) (a “Holder”) who becomes a party hereto by the execution of a Joinder, and Meredith Corporation, an Iowa corporation (the “Company” and together with Purchaser, any other Holders party hereto, the “Parties”). As provided in Section 3.1, capitalized terms used herein but not otherwise defined have the meanings specified in the Statement of Designation of Series A Preferred Stock of Meredith Corporation (the “Series A Statement of Designation”).

PRELIMINARY STATEMENTS

A. Concurrently with the execution and delivery hereof, the Company will issue and sell to Purchaser, and Purchaser will purchase on the terms set forth in the Series A Securities Purchase Agreement, dated as of the date hereof, by and between Purchaser and the Company (the “Series A Securities Purchase Agreement”), (a) 650,000 Shares, each of which may, subject to the terms and conditions contained in the Statement of Designation, be converted into shares of Class A Common Stock, (b) certain warrants for the purchase of shares of the Class A Common Stock and (c) an option to purchase shares of the Class A Common Stock.

B. The Company has filed with the Secretary of State of the State of Iowa an Articles of Amendment to the Restated Articles of Incorporation of the Company containing the Series A Statement of Designation, which sets forth certain designations, rights, preferences, powers, restrictions and limitations of the Shares.

C. The Parties each desire to enter into this Agreement to establish certain additional rights of the Holders.

The Parties agree as follows:

ARTICLE I

REGISTRATION

SECTION 1.1 Shelf Registrations.

(a) (i) As soon as reasonably practicable after the date hereof (including taking into account the availability of the pro forma financial statements required to be included in the registration statement), but in any event no later than 120 days after the date hereof, and (ii) on or prior to the date that is 60 days prior to the seventh anniversary of the Closing Date, the Company will file with the Securities and Exchange Commission a registration statement on Form S-3 pursuant to Rule 415 or any similar short-form registration statement under the Securities Act for the Shelf Registration (a “Shelf Registration Statement”) to register the resale of all the Registrable Securities (a “Shelf Registration”); provided, that any Shelf Registration made on or prior to the 60th day prior to the seventh anniversary of the Closing Date is not required to include the resale of the Delayed Registrable Securities; provided, however, that with respect to any such Shelf Registration in effect on the 60th day prior to the seventh anniversary of the Closing Date, the applicable Shelf Registration Statement must be amended (with such amendment effective no later than the seventh anniversary of the Closing Date) to include the resale of the Delayed Registration Securities. If the Company is a WKSI at the time of any Shelf Registration, the Shelf Registration Statement filed with respect to such Shelf Registration will be an automatic shelf registration statement (as defined in Rule 405) (such Shelf Registration, an “Automatic Shelf Registration”). The Company will use its reasonable best efforts to cause any Shelf Registration Statement to be declared effective under the Securities Act as soon as practicable after filing, and once effective, the Company will cause such Shelf Registration Statement to remain continuously effective for such time period until the earliest of (x) with respect to an Automatic Shelf Registration, the third anniversary of the date such Shelf Registration Statement becomes effective, (y) the date on which all Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to the applicable Shelf Registration, and (z) the date as of which there are no longer any Registrable Securities covered by such Shelf Registration in existence.

(b) In the event that a Shelf Registration Statement is effective, the holders of a majority of the Registrable Securities covered by such Shelf Registration Statement will have the right at any time or from time to time to elect to sell pursuant to an offering (including once every 12 months an underwritten offering) Registrable Securities available for sale pursuant to such registration statement (“Shelf Registrable Securities”), so long as the Shelf Registration Statement remains in effect, and the Company will pay all Registration Expenses in connection therewith (other than any underwriting discount or similar commission). The holders of a majority of the Registrable Securities covered by such Shelf Registration Statement will make such election by delivering to the Company a written request (a “Shelf Offering Request”) for such offering specifying the number of Shelf Registrable Securities that the holders desire to sell pursuant to such offering (the “Shelf Offering”). As promptly as practicable, but no later than two business days after receipt of a Shelf Offering Request, the Company will give written notice (the “Shelf Offering Notice”) of such Shelf Offering Request to all other holders of Shelf Registrable Securities. The Company, subject to Section 1.1(f) and Section 1.9 hereof, will include in such Shelf Offering the Shelf Registrable Securities of any other holder of Shelf Registrable Securities that shall have made a written request to the Company for inclusion in such Shelf Offering (which request shall specify the maximum number of Shelf Registrable Securities intended to be disposed of by such holder) within seven days after the receipt of the Shelf Offering Notice. The Company will, as expeditiously as possible (and in any event within 10 days after the receipt of a Shelf Offering Request, unless a longer period is agreed to by the holders of a majority of the Registrable Securities that made the Shelf Offering Request), use its reasonable best efforts to facilitate such Shelf Offering. Each holder of Registrable Securities agrees that such holder will treat as confidential the receipt of the Shelf Offering Notice and will not disclose or use the information contained in such Shelf Offering Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the holder in breach of the terms of this Agreement.

(c) Notwithstanding the foregoing, if the holders of a majority of the Registrable Securities covered by a Shelf Registration Statement wish to engage in a block trade off of such Shelf Registration Statement, then notwithstanding the foregoing time periods, such holders only need to notify the Company of the block trade Shelf Offering two business days prior to the day such offering is to commence (unless a longer period is agreed to by the holders of a majority of the Registrable Securities wishing to engage in the underwritten block trade) and no other notice to the other holders of Registrable Securities will be required, and the Company will as expeditiously as possible use its reasonable best efforts to facilitate such offering (which may close as early as two business days after the date it commences); provided that the holders of a majority of the Registrable Securities covered by the Shelf Registration Statement will use reasonable best efforts to work with the Company and the underwriters prior to making such request in order to facilitate preparation of any required prospectus supplement and other offering documentation related to the underwritten block trade.

(d) The Company will, at the request of the holders of a majority of the Registrable Securities covered by a Shelf Registration Statement, file any prospectus supplement or, if required, any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the holders of a majority of the Registrable Securities to effect such Shelf Offering.

(e) If at any time when the Company determines that it will cease to be a WKSI upon the updating of a Shelf Registration Statement pursuant to Section 10(a)(3) of the Securities Act, the Company shall file, as promptly as practicable, a post-effective amendment to the existing Shelf Registration Statement, or a new Shelf Registration Statement, on Form S-3 and such other filings as may be required to permit the continued effectiveness of the original Shelf Registration Statement or, if required, the new Shelf Registration Statement, in accordance with rules, regulations and interpretations of the SEC and its staff. If Form S-3 is not available for such purpose, such required post-effective amendment or new Shelf Registration Statement shall be on Form S-1. The Company shall keep such registration statement effective during the period throughout which such registration statement is required to be kept effective in accordance with this Section 1.1. For the purpose of this Agreement, any registration statement filed pursuant to this Section 1.1(e) shall be deemed to be a Shelf Registration Statement.

(f) The Company will not include in any Shelf Offering or any registration pursuant to this Agreement any securities which are not Registrable Securities without the prior written consent of the holders of at least 66 2/3% of the Registrable Securities included in such registration. If a Shelf Offering or other registration pursuant to this Agreement is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company will include in such Shelf Offering prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder. Any Persons other than holders of Registrable Securities who participate in a Shelf Offering, which are not at the Company’s expense, must pay their share of the Registration Expenses as provided in Section 1.7(c).

(g) The Company may postpone, for up to 90 days from the date of a Shelf Offering Request or suspend the use of a prospectus that is part of a Shelf Registration Statement for up to 90 days from the date of the Suspension Notice and therefore suspend sales of the Shelf Registrable Securities (such period, the “Suspension Period”) by providing written notice to the holders of Registrable Securities if the Board of Directors reasonably determines in its good faith judgment that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any Subsidiary to engage in any material acquisition or disposition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization, financing or other transaction or event involving the Company or would require the Company to disclose any material nonpublic information which would reasonably be likely to be detrimental to the Company and its Subsidiaries; provided that in such event, the holders of Registrable Securities initially requesting such underwritten Shelf Offering will be entitled to withdraw such request for an underwritten Shelf Offering and the Company will pay all Registration Expenses in connection with such Shelf Offering. The Company may delay or suspend the effectiveness of a registration or Shelf Offering hereunder only once in any twelve-month period; provided that, for the avoidance of doubt, the Company may in any event delay or suspend the effectiveness of a registration or Shelf Offering in the case of an event described under Section 1.6(a)(vi) to enable it to comply with its obligations set forth in Section 1.6(a)(vi). In the event that the Company will exercise its right to delay or suspend the filing or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective will be extended by a period of time equal to the duration of the Suspension Period.

(h) In the case of an event that causes the Company to suspend the use of a Shelf Registration Statement as set forth in Section 1.6(a) or pursuant to Section 1.6(a)(vi) or clause (A) of Section 1.6(a)(ii) hereof (a “Suspension Event”), the Company will give a notice to the holders registered pursuant to such Shelf Registration Statement (a “Suspension Notice”) to suspend sales of the Registrable Securities and such notice will state generally the basis for the notice and that such suspension will continue only for so long as the Suspension Event or its effect is continuing. A holder of Registrable Securities will not effect any sales of the Registrable Securities pursuant to such Shelf Registration Statement at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined herein). Each holder of Registrable Securities agrees that such holder will treat as confidential the receipt of the Suspension Notice and will not disclose or use the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the holder in breach of the terms of this Agreement. The holders of Registrable Securities may recommence effecting sales of the Registrable Securities pursuant to the Shelf Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice will be given by the Company to the holders of Registrable Securities and to such holders’ counsel, if any, promptly following the conclusion of any Suspension Event and its effect.

(i) Notwithstanding any provision herein to the contrary, if the Company gives a Suspension Notice with respect to any Shelf Registration Statement pursuant to this Section 1.1, the Company agrees that it will extend the period of time during which such Shelf Registration Statement will be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the holders of Registrable Securities of the Suspension Notice to and including the date of receipt by the holders of Registrable Securities of the End of Suspension Notice and provide copies of the supplemented or amended Shelf Registration Statement or prospectus contained therein necessary to resume sales, with respect to each Suspension Event; provided that such period of time will not be extended beyond the earliest of the events described in clauses (i), (ii) and (iii) of Section 1.1(a).

SECTION 1.2 Selection of Underwriters. In any underwritten Shelf Offering, the Board of Directors will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the holders of a majority of the Registrable Securities initially requesting registration hereunder, which approval shall not be unreasonably withheld, conditioned or delayed.

SECTION 1.3 Other Registration Rights. The Company represents and warrants that as of the date of this Agreement it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any Common Stock of the Company. Except as provided in this Agreement, the Company will not grant to any Persons a right senior or pari passu to the Holders to request the Company or any Subsidiary of the Company to register any Equity Interests of the Company or any Subsidiary, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of at least 66 2/3% of the Registrable Securities; provided that the Board of Directors may grant rights to other Persons to (a) participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations as set forth in Section 1.5(c) and Section 1.5(d) and (b) request registrations so long as the holders of Registrable Securities are entitled to participate in any such registrations with such Persons pro rata on the basis of the number of shares owned by each such holder.

SECTION 1.4 Contemporaneous Demands. Following the registration of the Delayed Registrable Securities, if any holders of the Company’s securities (other than Persons who hold Registrable Securities) exercise demand registration rights to have the Company register their securities under the Securities Act within fifteen (15) days before or after the time that holders of Registrable Securities have requested a Shelf Offering, then (i) the holders of Registrable Securities who desire to have securities included in such registration and the holders of such other securities will be entitled to participate in such registration on a pro rata basis, according to the number of shares requested to be included in such registration, (ii) the Company will pay all of the Registration Expenses of the holders of Registrable Securities, (iii) such registration will not count as a Shelf Offering for purposes of Section 1.1(b) unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be registered, and (iv) the holders of Registrable Securities will be entitled to the rights provided in Section 1.1(g).

SECTION 1.5 Piggyback Registrations.

(a) Right to Piggyback. Following registration of the Delayed Registrable Securities, whenever the Company proposes to register any of its securities under the Securities Act (other than in connection with registrations on Form S-4 or S-8 promulgated by the Securities and Exchange Commission or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such Piggyback Registration and, subject to the terms of Section 1.5(c) and Section 1.5(d), will include in such Piggyback Registration (and in all related registrations or qualifications under blue sky Laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after delivery of the Company’s notice.

(b) Piggyback Expenses. Following registration of the Delayed Registrable Securities, the Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations, whether or not any such registration became effective.

(c) Priority on Primary Registrations. Following registration of the Delayed Registrable Securities, if a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect; provided that in any event the holders of Registrable Securities will be entitled to register at least 66 2/3% of the securities to be included in any such registration.

(d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration (including securities requested to be included pursuant to Section 1.5(a)) and the Registrable Securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder, and (ii) second, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

(e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld, conditioned or delayed.

SECTION 1.6 Registration Procedures.

(a) Whenever the holders of Registrable Securities have initiated a Shelf Offering, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof held by a holder of Registrable Securities requesting registration as to which the Company has received reasonable assurances that only Registrable Securities will be distributed to the public), and pursuant thereto the Company will as expeditiously as possible:

(i) in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the Securities and Exchange Commission a registration statement (if required), and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use its reasonable best efforts to cause any such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(ii) notify each holder of Registrable Securities of (A) the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (B) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each registration statement filed hereunder;

(iii) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such Shelf Offering is an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by Law to be delivered in connection with the sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities included in the Shelf Offering during such period in accordance with the intended methods of disposition by the sellers thereof set forth in the prospectus for the Shelf Offering;

(iv) furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(v) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky Laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in any such jurisdiction);

(vi) notify each seller of such Registrable Securities (A) promptly after it receives notice thereof, of the date and time when any such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky Law or any exemption thereunder has been obtained, (B) promptly after receipt thereof, of any request by the Securities and Exchange Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (C) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein in light of the circumstances under which they were made, not misleading, and, subject to Section 1.1, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein in light of the circumstances under which they were made, not misleading.

(vii) use reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with FINRA;

(viii) use reasonable best efforts to provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(ix) enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold in such Shelf Offering or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(x) make available for inspection by any seller of Registrable Securities, any underwriter participating in such Shelf Offering and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Shelf Offering;

(xi) take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with such Shelf Offering complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158;

(xiii) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or prospectus and to allow such holder to provide language for insertion therein, in form and substance reasonably satisfactory to the Company, which in the reasonable judgment of such holder and its counsel should be included;

(xiv) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction use reasonable best efforts promptly to obtain the withdrawal of such order;

(xv) in the case of any underwritten offering, use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities (provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in any such jurisdiction);

(xvi) cooperate with the holders of Registrable Securities included in such Shelf Offering and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold in such Shelf Offering and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such holders may request;

(xvii) cooperate with each holder of Registrable Securities included in such Shelf Offering and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xviii) use its reasonable best efforts to make available the executive officers of the Company to participate with the holders of Registrable Securities or any underwriters in any “road shows” or other selling efforts that may be reasonably requested by the holders in connection with the methods of distribution for the Registrable Securities;

(xix) in the case of any underwritten offering, use its reasonable best efforts to obtain one or more cold comfort letters from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request;

(xx) in the case of any underwritten offering, use its reasonable best efforts to provide a legal opinion of the Company’s outside counsel, dated as of the closing of such offering in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters;

(b) If the Company files an Automatic Shelf Registration Statement covering any Registrable Securities, the Company will use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405)) during the period during which such Automatic Shelf Registration Statement is required to remain effective.

(c) If the Company does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, the Company will pay such fee at such time or times as the Registrable Securities are to be sold.

(d) If an Automatic Shelf Registration Statement expires or otherwise ceases to be effective, the Company will refile prior to such expiration or cession a new Automatic Shelf Registration Statement covering any Registrable Securities that were included in such expiring or ineffective Automatic Shelf Registration Statement but remain unsold, and, if at any time when the Company determines that it is not a WKSI, the Company will refile the Shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period throughout which such registration statement is required to be kept effective.

(e) The Company will not undertake any voluntary act that could be reasonably expected to cause a Violation. Subject to the Company’s rights under Section 1.1(g), the Company will use reasonable best efforts to correct or update any disclosure causing the Company to provide notice of the Suspension Period and to file and cause to become effective or terminate the suspension of use or effectiveness, as the case may be, the subject registration statement. If so directed by the Company, all holders of Registrable Securities registering shares under such registration statement will (i) not offer to sell any Registrable Securities pursuant to the registration statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension and (ii) use their reasonable best efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such holders’ possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

SECTION 1.7 Registration Expenses.

(a) Company’s Obligation. All expenses incident to the Company’s performance of or compliance with this Agreement (including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky Laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by the Company) (all such expenses being herein called “Registration Expenses”), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. Each Person that sells securities pursuant to a Shelf Offering hereunder will bear and pay all underwriting discounts and commissions applicable to the securities sold for such Person’s account.

(b) Counsel Fees and Disbursements. In connection with each Shelf Offering, the Company will reimburse the holders of Registrable Securities included in such registration for the reasonable fees and documented disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration or participating in such Shelf Offering.

(c) Security Holders. To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder’s securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

SECTION 1.8 Indemnification and Contribution.

(a) By the Company. The Company will indemnify and hold harmless, to the extent permitted by Law, each holder of Registrable Securities, such holder’s officers, directors employees, agents and representatives, and each Person who controls such holder (within the meaning of the Securities Act) (the “Indemnified Parties”) against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) caused by, resulting from, arising out of, based upon or related to any of the following statements, omissions or violations (each a “Violation”) by the Company: (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus, preliminary prospectus or Free-Writing Prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 1.8, collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the securities Laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities Laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance. In addition, the Company will indemnify such Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such losses. Notwithstanding the foregoing, the Company will not be liable in any such case to the extent that any such losses result from, arise out of, are based upon, or relate to an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus, preliminary prospectus or Free-Writing Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished in writing to the Company by such Indemnified Party expressly for use therein or by such Indemnified Party’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Indemnified Party with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will enter into a customary underwriting agreement, including an indemnity, with such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act).

(b) By Each Security Holder. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information as the Company reasonably requests expressly for use in connection with any such registration statement or prospectus and, to the extent permitted by

Law, will indemnify the Company, its officers, directors, employees, agents and representatives, and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such holder; provided that the obligation to indemnify will be individual, not joint and several, for each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Claim Procedure. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice will impair any Person’s right to indemnification hereunder only to the extent such failure has prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties will have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration if such holders are indemnified parties, at the expense of the indemnifying party. No indemnifying party, in the defense of such claim or litigation, will, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement that (A) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation, (B) includes any statement as to or any admission of fault, culpability, wrong doing, or a failure to act by or on behalf of any Indemnified Person or (C) involves criminal liability or injunctive relief.

(d) Contribution. If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to, or is insufficient to hold harmless, an indemnified party or is otherwise unenforceable with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party will contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution will be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 1.8 were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein will be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Release. No indemnifying party will, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(f) Non-exclusive Remedy; Survival. The indemnification and contribution provided for under this Agreement will be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to Law or contract and will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

SECTION 1.9 Underwritten Offering.

(a) Participation. No Person may participate in any offering hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities such holder has requested to include) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten offering will be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties customarily made by selling stockholders in similar underwritten offerings) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto that are materially more burdensome than those provided in Section 1.8. Each holder of Registrable Securities will execute and deliver such other agreements as may be reasonably requested by the Company and the lead managing underwriter(s) that are consistent with such holder’s obligations under Section 1.1 and this Section 1.9(a) or that are necessary to give further effect thereto. To the extent that any such agreement is entered into pursuant to, and consistent with this Section 1.9(a), the respective rights and obligations created under such agreement will supersede the respective rights and obligations of the holders, the Company and the underwriters created pursuant to this Section 1.9(a).

(b) Suspended Distributions. Each Person that is participating in any registration under this Agreement, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 1.6(a)(vi), will immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 1.6(a)(vi). In the event the Company has given any such notice, the applicable time period set forth in Section 1.6(a)(ii) during which a Registration Statement is to remain effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 1.9(b) to and including the date when each seller of Registrable Securities covered by such registration statement will have received the copies of the supplemented or amended prospectus contemplated by Section 1.6(a)(vi).

SECTION 1.10 Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Exchange Act and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144. Upon request, the Company will deliver to any holder of Registrable Securities a written statement as to whether it has complied with such requirements.

SECTION 1.11 Restrictions on Transfer of Registrable Securities. Notwithstanding anything to the contrary contained herein, except in the case of (i) a transfer to the Company or (ii) a Public Offering, prior to transferring any Registrable Securities to any Person (including, without limitation, by operation of Law), the transferring holder will cause the prospective transferee to execute and deliver to the Company a Joinder agreeing to be bound by the terms of this Agreement. Any transfer or attempted transfer of any Registrable Securities in violation of any provision of this Agreement will be void, and the Company will not record such transfer on its books or treat any purported transferee of such Registrable Securities as the owner thereof for any purpose.

SECTION 1.12 Legend. Each certificate evidencing any Registrable Securities and each certificate issued in exchange for or upon the transfer of any Registrable Securities (unless such Registrable Securities would no longer be Registrable Securities after such transfer) will be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT DATED AS OF JANUARY 31, 2018 AMONG THE ISSUER OF SUCH SECURITIES (THE “COMPANY”) AND CERTAIN OF THE COMPANY’S STOCKHOLDERS, AS AMENDED. A COPY OF SUCH REGISTRATION RIGHTS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

The Company will imprint such legend on certificates evidencing Registrable Securities outstanding prior to the date hereof. The legend set forth above will be removed from the certificates evidencing any securities that have ceased to be Registrable Securities.

ARTICLE II

MISCELLANEOUS.

SECTION 2.1 Survival. All acknowledgments, agreements and covenants of the Company set forth in this Agreement will survive the expiration or termination of this Agreement, any other Transaction Agreement or the redemption or repurchase of, or any other payment on, the Shares, in each case, for the applicable statute of limitations.

SECTION 2.2 Entire Agreement; Parties in Interest. This Agreement and the other Transaction Agreements constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. This Agreement will be binding upon and inure solely to the benefit of each Party and their respective successors, legal representatives and permitted assigns, and nothing in this Agreement, express or implied, is intended to or will confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, except for the provisions of Sections 1.8, 2.1, 2.3, and 2.13 which will be enforceable by the beneficiaries contemplated thereby.

SECTION 2.3 No Recourse. Notwithstanding anything to the contrary in this Agreement, this Agreement may only be enforced by a Party against, and any Proceedings that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, may only be made by such Party against another Party and no current, former or future Affiliates of a Party, or any of the foregoing Persons’ respective Representatives (collectively, the “Related Parties”) will have any liability for any liabilities of a Party in respect of any claim (whether in tort, contract or otherwise) based on, in respect of, by reason of, or in connection with this Agreement. In no event will a Party or any of its Affiliates, and such Party agrees not to and to cause its Affiliates not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover losses or other damages from, any Related Party. Each Related Party is an intended third party beneficiary of, and will be entitled to enforce the covenants and agreements set forth in, this Section 2.3.

SECTION 2.4 Governing Law. This Agreement, and all Proceedings (whether based in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement, will be governed by and construed and enforced in accordance with the Laws of the State of New York without regard to the Laws of the State of New York or any other jurisdiction that would call for the application of the substantive Laws of any jurisdiction other than the State of New York.

SECTION 2.5 Jurisdiction. Each Party hereby irrevocably and unconditionally, for itself and its property, submits to the exclusive jurisdiction of any New York State court or Federal court of the United Stated of America sitting, in each case in the Borough of Manhattan in New York City, and any appellate court from any thereof (such courts in such jurisdictional priority, the “Forum”), in any Proceeding (whether based in contract, tort or statute) based upon, arising out of or relating to this Agreement or the negotiation, execution or performance of this Agreement, or any transaction contemplated hereby, and agrees that all claims in respect of such Proceeding may be heard and determined in the Forum, and each of the Parties hereby irrevocably and unconditionally (a) agrees not to commence any such Proceeding except in the Forum, (b) agrees that any claim in respect of any such Proceeding may be heard and determined in the Forum, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such Proceeding in the Forum, and (d) waives, to the fullest extent it may legally and effectively do so, the defense of an inconvenient forum to the maintenance of such Proceeding in the Forum. Each Party hereby agrees that service of summons, complaint or other process in connection with any Proceedings contemplated hereby may be made by registered or certified mail addressed to such Party at the address specified pursuant to Section 2.8, and that service so made will be effective as if personally made in the State of New York.

SECTION 2.6 Waiver of Jury Trial. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 2.7 Specific Performance; Remedies.

(a) Each Party hereby acknowledges and agrees that the subject matter of this Agreement is unique, that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached, and that remedies at Law would not be adequate to compensate such other parties not in default or in breach. Accordingly, each Party agrees that the other Parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they may be entitled, at Law or in equity. The Parties waive any defense that a remedy at Law is adequate and any requirement to post bond or provide similar security in connection with actions instituted for injunctive relief or specific performance of this Agreement.

(b) All remedies available under this Agreement, at Law or otherwise, will be deemed cumulative and not alternative or exclusive of other remedies. The exercise by any Party of a particular remedy will not preclude the exercise of any other remedy.

SECTION 2.8 Notices.

(a) Except as otherwise provided in this Agreement, any notice or other communication required or permitted to be delivered to any Party under this Agreement will be in writing and delivered by (i) email or (ii) overnight delivery via a national courier service to, with respect to a Holder (other than the Koch Holder), the email address or physical address, as applicable, of such Holder on record for such Holder in the Company’s stock records and, with respect to the Company, the following email address or physical address, as applicable:

If to the Company:

Meredith Corporation

1716 Locust Street

Des Moines, Iowa 50309-3023

Attention: John S. Zieser

with copies (which will not constitute notice) to:

Cooley LLP

1299 Pennsylvania Avenue, NW, Suite 700

Washington, DC 20004

Attention: J. Kevin Mills

Email: kmills@cooley.com

If to Purchaser (or the Koch Holder):

KED MDP Investments, LLC

c/o Koch Equity Development LLC

4111 East 37th Street North

Wichita, Kansas 67220

Attention: Brett Watson; Matthew Hewitt; Adam Schaeffer

Email: brett.watson@kochind.com; matthew.hewitt@kochind.com;

adam.schaeffer@kochps.com

with copies (which will not constitute notice) to:

Jones Day

1420 Peachtree Street

Atlanta, Georgia 30309

Attention: Bryan E. Davis

Email: bedavis@jonesday.com

(b) Notice or other communication pursuant to Section 2.8(a) will be deemed given or received when delivered, except that any notice or communication received by email transmission on a non-Business Day or on any Business Day after 5:00 p.m. addressee’s local time or by overnight delivery on a non-Business Day will be deemed to have been given and received at 9:00 a.m. addressee’s local time on the next Business Day. Any Party may specify a different address, by written notice to the other Parties. The change of address will be effective upon the other Parties’ receipt of the notice of the change of address.

SECTION 2.9 Amendments; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and the holder of a majority of the Registrable Securities (including the Delayed Registrable Securities), or in the case of a waiver, by the Party against whom the waiver is to be effective. No knowledge, investigation or inquiry, or failure or delay by any Party in exercising any right hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No waiver of any right or remedy hereunder will be deemed to be a continuing waiver in the future or a waiver of any rights or remedies arising thereafter.

SECTION 2.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which constitutes an original, and all of which taken together constitute one instrument. A signature delivered by facsimile or other electronic transmission (including e-mail) will be considered an original signature.

SECTION 2.11 Assignment. This Agreement will be binding upon and will inure to the benefit of the Parties and their respective permitted assigns and successors. None of the rights, privileges or obligations set forth in, arising under or created by this Agreement may be assigned or transferred by the Company without the prior written consent of the Majority Holder. The holders of Registrable Securities may assign this Agreement and the rights, privileges and obligations hereunder to any of their Affiliates or otherwise in connection with a transfer of the Registrable Securities (or the security convertible into or exercisable for such Registrable Securities), subject to compliance with the Joinder requirements under Section 1.11. Any assignment or transfer in violation of this Section 2.11 will be null and void, except that whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities (and the securities convertible into or exercisable for such Registrable Securities) are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities (and the securities convertible into or exercisable for such Registrable Securities).

SECTION 2.12 Severability. In the event that any provision of this Agreement, or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void, invalid or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such illegal, void, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that achieves, to the extent possible, the economic, business and other purposes of such illegal, void, invalid or unenforceable provision.

SECTION 2.13 Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each holder of Registrable Securities will execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

SECTION 2.14 No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities, which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

ARTICLE III

DEFINITIONS

SECTION 3.1 Certain Definitions.

(a) The following capitalized terms have the meanings specified or referenced, as the case may be, in the Series A Statement of Designation.

Affiliate	Options
Class A Common Stock	Person
Closing Date	Securities Act
Conversion Shares	Series A Preferred Stock
Exchange Act	Subsidiary
Law	Warrants

(b) The following words and phrases have the meanings specified in this Section 3.1(b):

“Board of Directors” means the Board of Directors of the Company.

“Delayed Registrable Securities” means the Registrable Securities identified in clauses (i) and (iv) (but solely with respect to the Registrable Securities identified in clauses (i)) of the definition of Registrable Securities.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

“Koch Holder” means, collectively as of a particular time, each Holder that is Koch Industries, Inc. or is directly or indirectly controlled by or under common control with Koch Industries, Inc., in each case, then-holding a Share, Warrant, Option or Registrable Security.

“Option Holders” means the holders of the Options.

“Option Shares” means the shares of Class A Common Stock issued or issuable upon the exercise of the Warrants.

“Public Offering” means any sale or distribution by the Company and/or holders of Registrable Securities to the public of Common Stock pursuant to an offering registered under the Securities Act; provided that a Public Offering will not include an offering made in connection with a business acquisition or combination pursuant to a registration statement on Form S-4 or any similar form, or an employee benefit plan pursuant to a registration statement on Form S-8 or any similar form.

“Registrable Securities” means (i) the Conversion Shares, (ii) the Warrant Shares, (iii) the Option Shares, and (iv) any Class A Common Stock issuable with respect to the securities referred to in clauses (i) through (iii) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (i) they have been repurchased by the Company or a Subsidiary of the Company or (ii) such securities may be sold pursuant to Rule 144 without volume limitations by the holder of such securities and all restrictive legends have been removed from such securities. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities, and the Registrable Securities will be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations, including temporal restrictions or limitations, upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person will be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided that a holder of Registrable Securities may only request that Registrable Securities in the form of Class A Common Stock be registered pursuant to this Agreement. For the avoidance of doubt, a “holder of Registrable Securities” and similar terms will be deemed for all purposes to also include each holder of a Share (notwithstanding that such Share has not been (and may be yet be eligible to be) exercised pursuant to the terms and conditions of the Statement of Designation, but without limiting the effect of the provisions of this Agreement relating to Delayed Registrable Securities), each Warrant Holder that owns the Warrant (notwithstanding that such Warrant has not yet been exercised) and each Option Holder (notwithstanding that such Option has not yet been exercised) and each such holder of Registrable Securities will be entitled to execute a Joinder.

“Rule 144”, “Rule 158”, “Rule 405”, “Rule 415” and “Rule 462” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Securities and Exchange Commission, as the same shall be amended from time to time, or any successor rule then in force.

“Share” means a share of Series A Preferred Stock.

“Transaction Agreements” has the meaning specified in the Series A Securities Purchase Agreement.

“Warrant Holders” means the holders of the Warrants.

“Warrant Shares” means the shares of Class A Common Stock issued or issuable upon the exercise of the Warrants.

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

SECTION 3.2 Terms Defined Elsewhere in this Agreement. For purposes of this Agreement, the following terms have meanings set forth in the sections indicated:

Term	Section
Agreement	Preamble
application	1.8(a)
Automatic Shelf Registration	1.1(a)
Company	Preamble
End of Suspension Notice	1.1(h)
Forum	2.5
Indemnified Parties	1.8(a)
Joinder	Preamble
Joinder	1.11
Parties	Preamble
Purchaser	Preamble
Registration Expenses	1.7(a)
Related Parties	2.3
Series A Securities Purchase Agreement	Preliminary Statements
Series A Statement of Designation	Preamble
Shelf Offering	1.1(b)
Shelf Offering Notice	1.1(b)
Shelf Offering Request	1.1(b)
Shelf Registrable Securities	1.1(b)
Shelf Registration	1.1(a)
Shelf Registration Statement	1.1(a)
Suspension Event	1.1(h)
Suspension Period	1.1(g)
Violation	1.8(a)

SECTION 3.3 Construction. The Parties intend that each representation, warranty, covenant and agreement contained in this Agreement will have independent significance. The headings are for convenience only and will not be given effect in interpreting this Agreement. References to sections, articles or exhibits are to the sections, articles and exhibits contained in, referred to by or attached to this Agreement, unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “include,” “includes” and “including” in this Agreement mean “include/includes/including without limitation.” All references to $, currency, monetary values and dollars set forth herein means U.S. dollars. The use of the masculine, feminine or neuter gender or the singular or plural form of words will not limit any provisions of this Agreement. References to a Person also include its permitted assigns and successors. Any reference to a statute refers to the statute, any amendments or successor legislation and all rules and regulations promulgated under or implementing the statute, as in effect at the relevant time. The word “extent” in the phrase “to the extent” will mean the degree to which a subject or other thing extends, and such phrase will not mean simply “if.” Whenever this Agreement refers to a number of days, such number will refer to calendar days unless Business Days are specified. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day. Any reference herein to any

Law, contract, agreement or other instrument, including the governing documents of any Person will be construed as referring to such Law, contract, agreement or instrument as amended or modified or, in the case of a Law, codified or reenacted, in each case, in whole or in part, and as in effect from time to time. The Parties acknowledge and agree that (a) each Party and its counsel has reviewed, or has had the opportunity to review, the terms and provisions of this Agreement, (b) any rule of construction to the effect that any ambiguities are resolved against the drafting Party will not be used to interpret this Agreement and (c) the provisions of this Agreement will be construed fairly as to all Parties and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of such previous drafts of this Agreement or any of the other Transaction Agreement or the fact that any clauses have been added, deleted or otherwise modified from any prior drafts of this Agreement or any other Transaction Agreement.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

MEREDITH CORPORATION

By:	/s/ Joseph H. Ceryanec
Name: Joseph H. Ceryanec
Title: Chief Financial Officer

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

KED MDP INVESTMENTS, LLC

By:	/s/ Matthew Hewitt
Name: Matthew Hewitt
Title: Vice President

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT

JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of January 31, 2018 (as the same may hereafter be amended, the “Registration Agreement”), among Meredith Corporation, an Iowa corporation (the “Company”), and the other person named as parties therein.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Agreement as a holder of Registrable Securities [and as a holder of Warrants / as a holder of Options]in the same manner as if the undersigned were an original signatory to the Registration Agreement[, and the undersigned’s Conversion Shares, Warrant Shares or Option Shares shall be included as Registrable Securities under the Registration Agreement.]

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, ____.

Signature of Stockholder

Print Name of Stockholder

Address:

Agreed and Accepted as of

                                             .

Meredith Corporation

By:

Its: